UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2011 (July 29, 2011)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant   to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 28, 2011, Brown-Forman Corporation (the “Company”) issued a press release commenting on the Company’s performance and financial condition for the fiscal year ended April 30, 2011.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.  The information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of William M. Street

Director William M. Street retired from Board service on July 28, 2011, at the expiration of his term.  Mr. Street served a remarkable 40 years as a member of the Company’s Board of Directors.  As a result of Mr. Street’s retirement, the Board appointed Director John D. Cook a member of the Audit Committee of the Board of Directors, effective July 28, 2011.

Compensation of Named Executive Officers for Fiscal 2012

On July 27, 2011, the Compensation Committee of the Company’s Board of Directors reviewed and approved fiscal 2012 compensation for the Company’s Named Executive Officers (“NEOs”).  Fiscal 2012 compensation for the NEOs includes the following:

Named Executive Officer	Salary (1)	Short-Term Incentive Compensation at Target (2)	Long-Term Incentive Compensation at Target (2)
Paul C. Varga Chairman and Chief Executive Officer	$1,080,000	$1,250,000	$3,000,000
Donald C. Berg Executive Vice President and Chief Financial Officer	572,917	400,000	700,000
Mark I. McCallum Executive Vice President and Chief Operating Officer	572,344	400,000	725,000
James S. Welch, Jr. Vice Chairman	572,917	300,000	700,000
Matthew E. Hamel Executive Vice President, General Counsel and Secretary	433,854	220,000	450,000
(1) Salary includes holiday bonus and is effective as of August 1, 2011.

(2) Incentive compensation is administered pursuant to the Company’s 2004 Omnibus Compensation Plan, as amended.  The fiscal 2012 long-term incentive compensation opportunity for the NEOs is allocated among long-term cash, Class B common stock-settled stock appreciation rights (“SSARs”), and Class A common performance-based restricted stock as follows:

Named Executive Officer	Long-Term Cash	Class B SSARs	Class A Restricted Stock
Paul C. Varga	$900,000	$900,000	$1,200,000
Donald C. Berg	224,000	196,000	280,000
Mark I. McCallum	253,750	217,500	253,750
James S. Welch, Jr	210,000	210,000	280,000
Matthew E. Hamel	112,500	225,000	112,500

A more detailed description of the compensation the Company pays its NEOs is included in the “Executive Compensation” section of the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 27, 2011, which description is hereby incorporated by reference.

Director Compensation for the 2012 Board Year

On July 28, 2011, the Board of Directors approved compensation for the Company’s non-employee directors for the 2012 Board Year (July 28, 2011 – July 26, 2012) as follows:

•
Annual Retainer:  $115,000, payable in cash, Class B common deferred stock units, or a combination thereof.  Directors who have met their stock ownership guideline (equal to five times the annual retainer) may elect to receive between 0% and 100% of their annual retainer in the form of DSUs, while Directors who have not met the stock ownership guideline may elect to receive between 60% and 100% of their annual retainer in the form of DSUs.

•	Board Meeting Fees: $5,000 per meeting attended in person, or attended telephonically with a medical exception. $2,500 for telephonic participation or for partial in-person participation.

•	Committee Chair Retainer: $30,000 in cash per committee chaired, payable in six installments over the course of the Board Year. (Chair does not receive the committee member retainer.)

•	Committee Member Retainer: $10,000 in cash per committee assigned, payable in six installments over the course of the Board Year. (Applies only to members who are not the committee chair.)

•	Committee Meeting Fees: $2,500 per meeting attended in person or telephonically.

In addition to, and separate from, his regular compensation as a Brown-Forman employee, the Company will pay Geo. Garvin Brown IV $145,000 as compensation for his service as Chairman of the Board of Directors for the 2012 Board Year.  A detailed description of the compensation the Company pays its directors is included in the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission on June 27, 2011, which description is hereby incorporated by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on July 28, 2011.  The matters submitted to a vote of the stockholders at the meeting and the voting results therefor are as follows:

Proposal 1: Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified.  The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	52,092,639	20,819	59,775	0
Geo. Garvin Brown IV	51,411,892	706,141	55,200	0
Martin S. Brown, Jr.	51,497,725	620,257	55,251	0
Bruce L. Byrnes	52,090,286	22,851	60,096	0
John D. Cook	52,091,158	20,176	61,898	0
Sandra A. Frazier	51,342,542	775,292	55,398	0
Richard P. Mayer	50,325,142	1,790,333	57,757	0
William E. Mitchell	51,900,113	210,459	62,660	0
Dace Brown Stubbs	51,479,887	637,484	55,862	0
Paul C. Varga	51,495,321	621,435	56,476	0
James S. Welch, Jr.	49,420,505	942,314	1,810,413	0

Proposal 2: Advisory Vote on Executive Compensation

The stockholders of the Company approved, on a nonbinding advisory basis, the compensation of the Company’s Named Executive Officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
50,576,405	115,078	1,481,749	0

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders of the Company recommended, on a nonbinding advisory basis, a frequency of three years for future advisory votes on executive compensation. The following is a breakdown of the voting results:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
47,545,936	1,630,721	1,681,551	1,315,024	0

Item 7.01.  Regulation FD Disclosure.

On July 28, 2011, the Company issued a press release announcing that at its Annual Meeting of Stockholders held July 28, 2011, Brown-Forman stockholders elected directors for the coming year, approved a nonbinding advisory vote on executive compensation, and recommended three years as the frequency for future advisory votes on executive compensation.  In addition, the Company announced that its Board of Directors approved a regular cash dividend of $0.32 cents per share on Class A and Class B common stock, payable on October 3, 2011, to stockholders of record on September 6, 2011.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.  This information is furnished pursuant to this Item 7.01 (and the  related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1           Brown-Forman Corporation Press Release dated July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

July 29, 2011                                           /s/  Nelea A. Absher
(Date)	Nelea A. Absher
Vice President, Associate General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit
Number                      Description

99.1                      Brown-Forman Corporation Press Release dated July 28, 2011